Exhibit 10.5

Joseph J. McCarthy	|	Senior Vice President
	|	Walnut Creek CBS

January 24, 2005

Mr. Jeffrey A. McCandless, SVP/CFO
Tier Technologies, Inc.
10780 Parkridge Blvd., Suite 400
Reston, Virginia  20191

Dear Jeff:

Please use this correspondence as a formal notification that the $15.0MM line of credit extended to Tier Technologies, Inc. and Official Payments Corporation by City National Bank was renewed on 1/20/05 to mature on 4/30/05.  There is currently $1,735,000 outstanding under the line in the form of issued standby letters of credit.  It is our intention that during this short extension period we will underwrite and approve a renewal of the line of credit for an additional annual period.  Should you have any questions regarding this or any other matter please don’t hesitate to call me.

Best personal regards,

By:	/s/ JOSEPH J. MCCARTHY

Joseph J. McCarthy
Senior Vice President

2001 North Main Street, Suite 200	Walnut Creek, CA 94596	Member FDIC
T: 925.274.5124 F: 925.274.5138	joseph.mccarthy@cnb.com